UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2010

MITEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

Canada	001-34699	98-0621254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Legget Drive Ottawa, Ontario	K2K 2W7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 592-2122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 18, 2010, Mitel Networks Corporation announced the departure of Richard Dell, President, Mitel U.S., effective immediately. In addition to his current responsibilities and on an interim basis, Paul Butcher, president and chief operating officer of Mitel Networks Corporation, will take direct responsibility for the management and direction of Mitel U.S.

A copy of the press release announcing Mr. Dell’s departure is attached as Exhibit 99.1 hereto. Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

We hereby furnish the following exhibit with this Report:

Exhibit No.	Document Description

99.1	Press release dated August 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITEL NETWORKS CORPORATION (Registrant)

Date: August 18, 2010	By:	/s/ Don Smith
	Name:	Don Smith
	Title:	Chief Executive Officer

EXHIBIT INDEX

Description	Exhibit
Press release dated August 18, 2010.	99.1

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